UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Preliminary Proxy Statement
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to Sec. 240.14a-12

F & M BANK CORP.
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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F & M BANK CORP.
Timberville, Virginia

Notice of Special Meeting of Shareholders

To the Shareholders of F & M Bank Corp.

A special meeting of shareholders of F & M Bank Corp. (the Company) will be held on Thursday, September 26, 2013, at 5:30 p.m. at the Company’s headquarters, 205 South Main Street, Timberville, Virginia 22853, for the following purposes:

1.	To act upon a proposed amendment and restatement of the Company’s Articles of Incorporation to authorize the issuance of up to 2,000,000 shares of preferred stock.

2.
To act on a proposal to adjourn the special meeting to allow time for further solicitation of proxies, in the event there are insufficient votes represented in person or by proxy at the special meeting to approve the amendment proposal.

3.	To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the special meeting.

Only shareholders of record at the close of business on August 7, 2013 are entitled to notice of and to vote at the special meeting or any adjournments thereof.

To assure that your shares are represented at the special meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope.  You may also vote by telephone or the Internet in accordance with the voting instructions on the enclosed proxy card.  You may amend your proxy at any time prior to the closing of the polls at the meeting.

By Order of the Board of Directors

/s/ Larry A. Caplinger

Larry A. Caplinger, Secretary

August 14, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SPECIAL MEETING
TO BE HELD ON SEPTEMBER 26, 2013:

The proxy statement is available at: http://www.snl.com/irweblinkx/GenPage.aspx?IID=1017974&GKP=203204.

F & M BANK CORP.
P. O. Box 1111
Timberville, Virginia 22853

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
September 26, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies for use at a special meeting of shareholders of F & M Bank Corp. (the Company) to be held on Thursday, September 26, 2013, at 5:30 p.m. at the Company’s headquarters, 205 South Main Street, Timberville, Virginia 22853, and at any adjournments thereof (the Special Meeting). The approximate mailing date of this Proxy Statement and the accompanying proxy is August 14, 2013.

The accompanying proxy is solicited by our Board of Directors (the Board). The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and we may reimburse them for their charges and expenses in this regard. In addition, we have retained Eagle Rock Proxy Advisors to aid in the solicitation of proxies. Eagle Rock Proxy Advisors will receive a base fee of approximately $4,500 plus certain incremental costs for its proxy solicitation services.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Special Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by (i) filing written notice thereof with the Secretary of the Company (Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853); (ii) submitting a duly executed proxy or voting by telephone or the Internet as of a date subsequent to your prior vote; or (iii) appearing at the Special Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.  If your shares are held by a brokerage house or nominee, please follow the instructions delivered with the notice from your broker or nominee or contact your broker or nominee for instructions on how to change or revoke your vote.

The principal executive offices of the Company are located at 205 South Main Street, P. O. Box 1111, Timberville, Virginia 22853.

OUTSTANDING SHARES AND VOTING RIGHTS

Only shareholders of record at the close of business on August 7, 2013 will be entitled to vote at the Special Meeting. As of August 7, 2013, the Company had outstanding shares of its common stock, $5 par value (the Common Stock), each of which is entitled to one vote at the Special Meeting. A majority of votes entitled to be cast on matters considered at the Special Meeting constitutes a quorum. If a share is represented for any purpose at the Special Meeting, it is deemed to be present for purposes of establishing a quorum.

Abstentions and shares held of record by a broker or its nominees on behalf of beneficial owners (Broker Shares) that are voted on any matter are included in determining the number of votes present or represented at the Special Meeting. A broker non-vote occurs when a broker or its nominees on behalf of beneficial ownership does not vote on a particular proposal because the bank or broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  Broker Shares may not be voted on any of the proposals for consideration at the Special Meeting without instruction from the beneficial owner of the shares. These broker non-votes will not be included in determining whether a quorum is present.

If a quorum is established, the amendment to Articles of Incorporation will be approved by the affirmative vote of the holders of more than two-thirds of votes entitled to be cast at the Special Meeting.  Accordingly, abstentions and broker non-votes will have the effect of a vote against Proposal One to amend and restate the Articles of Incorporation.  The proposal to adjourn the Special Meeting will be approved by the affirmative vote of the holders of a majority of votes cast by shareholders at the Special Meeting.  Abstentions and broker non-votes are not included in determining the number of votes cast and will have no effect on the outcome of Proposal Two to adjourn the Special Meeting.

PROPOSAL ONE
AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION
TO AUTHORIZE 2,000,000 SHARES OF PREFERRED STOCK

The Proposed Amendment

Our Board of Directors has adopted an amendment of our Articles of Incorporation to authorize 2,000,000 shares of preferred stock, par value $5.00 per share (the Preferred Stock). The Board of Directors has elected to restate the Articles of Incorporation because the amendment affects multiple provisions of the Articles of Incorporation, but each of those changes, which are set forth in Appendix A to this Proxy Statement, is being proposed for the purpose of authorizing the Preferred Stock or deleting an obsolete provision.

Our Articles of Incorporation currently authorize only the issuance of Common Stock. The amendment will vest in the Board of Directors the authority to issue the Preferred Stock in one or more series and, to the extent permitted by law, fix and determine the preferences, limitations and relative rights of the shares of any series so established. Provisions in a company’s articles of incorporation authorizing preferred stock in this manner are often referred to as “blank check” provisions, as they give a board of directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which our securities are then listed), to create one or more series of preferred stock and to determine by resolution the terms of each such series. Shareholders are being asked to approve the proposed amendment and restatement at the Special Meeting.

Reasons for the Amendment

The Board of Directors believes that the authorization of the Preferred Stock is advisable and in the best interests of the Company and its shareholders for several reasons.  If the amendment and restatement of the Articles of Incorporation is approved, the Board of Directors would be permitted to issue Preferred Stock without further shareholder approval and, thereby, provide us with maximum flexibility to consider and respond to future business needs and opportunities as they arise from time to time, including in connection with capital raising, structuring acquisitions, joint ventures, strategic alliances and for other corporate purposes.

While we do not have specific plans, arrangements or understandings at this time to issue any of the Preferred Stock, we are analyzing the possible benefits of issuing additional equity securities (e.g., Common Stock or Preferred Stock) in connection with improving our regulatory capital position, repaying outstanding indebtedness, and for other general corporate purposes.  Our Board of Directors generally is permitted to authorize the issuance of additional shares of Common Stock without shareholder approval.  If our shareholders authorize the Preferred Stock, we would have the flexibility to issue either Common Stock or Preferred Stock, upon such terms and conditions as the Board of Directors deems advisable.

Having the authority to issue the Preferred Stock will enable us to develop equity securities tailored to specific purposes and to avoid the possible delay associated with, and significant expense of, calling and holding a special meeting of shareholders to authorize such additional capital. The Board of Directors believes that such enhanced ability to respond to opportunities and favorable market conditions before the opportunities or conditions pass is in the best interests of the Company and its shareholders.  A particular issuance, if any, will depend on many factors, including market conditions at the time.

Effects of the Amendment on the Rights of Holders of Common Stock

The authorization of Preferred Stock will not have any immediate effect on the rights of existing shareholders.  However, the Board of Directors will have the authority to issue Preferred Stock in the future without requiring future shareholder approval of such issuances.  We are unable to determine the effects of any such future issuance of a series of preferred stock on the rights of our shareholders until the Board of Directors determines the rights of the holders of such series, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters.  However, these effects might include: (i) restrictions on the payment of dividends to holders of our Common Stock; (ii) dilution of voting power to the extent that the holders of shares of preferred stock are given voting rights; (iii) dilution of the equity interests and voting power of holders of our Common Stock if the preferred stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of our Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock.

Potential Anti-Takeover Effects of the Amendment

The amendment and restatement of the Articles of Incorporation is not intended for the purpose of effecting an anti-takeover device.  However, the amendment as proposed could adversely affect the ability of third parties to take over or change the control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. Specifically, the ability of our Board of Directors to establish the rights of, and to cause us to issue, substantial amounts of preferred stock without the need for further shareholder approval, upon such terms and conditions, and having such rights, privileges and preferences, as our Board of Directors may determine from time to time in the exercise of its business judgment, may, among other things, be used to create voting impediments with respect to changes in control of the Company or to dilute the stock ownership of holders of Common Stock seeking to obtain control of the Company. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions, financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company.

Any future issuance of preferred stock, however, would require approval by the Board of Directors, who are each legally bound by fiduciary duty to act in accordance with his or her good faith business judgment of the best interests of the Company. The Board of Directors has no present intention of issuing any preferred stock for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features specifically intended to make any attempted acquisition of the Company more difficult or costly. At this time, the only purpose of the amendment to our Articles of Incorporation is to afford us flexibility in structuring potential capital raise transactions.

At present, our Articles of Incorporation and Bylaws contain the following provisions that may have an anti-takeover effect:

Special Voting Provisions.  Our Articles of Incorporation currently provide that unless previously approved by a majority of directors, the following transactions with a beneficial owner, directly or indirectly, of more than five percent of our outstanding voting capital stock, require approval by 80 percent of our outstanding voting capital stock:

•	any merger or consolidation with or into any other corporation;
•	any share exchange in which a corporation, person or entity acquires the issued or outstanding shares of our capital stock pursuant to a vote of shareholders;
•	any issuance of our shares that results in the acquisition of control of the Company by any person, firm or corporation or group of one or more thereof that previously did not control the Company;

•	any sale, lease, exchange, mortgage, pledge or other transfer, in one transaction or a series of transactions, of all, or substantially all, of our assets to any other corporation, person or entity;
•	the adoption of a plan for our liquidation or dissolution proposed by any other corporation, person or entity;
•	any proposal in the nature of a reclassification or reorganization that would increase the proportionate voting rights of any other corporation, person or entity; or
•	any transaction similar to, or having similar effect as, any of the foregoing transactions.

If any of the foregoing transactions is with a corporation, person or entity that is not a beneficial owner, directly or indirectly, of more than five percent of our outstanding voting capital stock, the affirmative vote of more than two-thirds of our outstanding voting capital stock shall be required to approve the transaction.

Classified Board of Directors. Our Articles of Incorporation and Bylaws divide our board of directors into three classes as nearly equal in number as possible. The members of the board serve staggered three years terms so that at least two annual meetings of shareholders may be required for the shareholders to replace a majority of the board of directors. Under our Articles of Incorporation, our directors may be removed only by the affirmative vote of shareholders holding at least 80 percent of our common shares issued, outstanding and entitled to vote.  The classification of our board of directors and the inability of shareholders to remove a director without a supermajority shareholder vote make it more difficult and time consuming to gain control of our Board.

No Cumulative Voting. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

Advance Notice for Shareholder Proposals or Nominations at Meetings. Our Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the meeting. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters regarding the shareholder giving the notice.

Required Vote

The affirmative vote of the holders of more than two-thirds of votes entitled to be cast at the Special Meeting is required for approval of the proposed amendment and restatement of our Articles of Incorporation. Accordingly, abstentions and broker non-votes will be considered as votes against this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION.

PROPOSAL TWO
ADJOURNMENT OF THE SPECIAL MEETING

General

If at the Special Meeting the number of shares of our Common Stock present or represented and voting in favor of Proposal One is insufficient to approve Proposal One, our management may move to adjourn the Special Meeting in order to enable our Board of Directors to continue to solicit additional proxies in favor of the Proposal One. In that event, you will be asked to vote only upon the adjournment proposal and not Proposal One.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Special Meeting and any later adjournments. If our shareholders approve the adjournment proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use additional time to solicit additional proxies in favor of Proposal One, including the solicitation of proxies from the shareholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against the Proposal One have been received, we could adjourn the Special Meeting without a vote on Proposal One and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal One.

The Board of Directors believes that if the number of shares of Common Stock present or represented at the Special Meeting and voting in favor of Proposal One is insufficient to approve that proposal, it is in the best interests of the shareholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve Proposal One.

Generally, if the special meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the special meeting of the place, date and time to which the meeting is adjourned. However, if the Special Meeting is adjourned to a date more than 120 days after the date fixed for the original meeting, notice of the adjourned meeting will be given as in the case of the original meeting.

Required Vote

The affirmative vote of the holders of a majority of votes cast at the Special Meeting is required for approval of the proposal to adjourn the Special Meeting. Accordingly, abstentions and broker-non votes will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING TO ALLOW TIME FOR THE FURTHER SOLICITATION OF PROXIES TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE ARTICLES.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of July 30, 2013, by each of the Company’s directors, each of the executive officers named in the “Summary Compensation Table” in the Company’s proxy statement for the 2013 annual sheeting of shareholders and all of the Company’s directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days.

    The address for each of the individuals listed in the table is in care of the Company, P. O. Box 1111, Timberville, Virginia  22853.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership1	Percent of Class2

Larry A. Caplinger	176,5403	7.1%

Thomas L. Cline	14,0444	*

John N. Crist	22,2565	*

Ellen R. Fitzwater	5,9676	*

Daniel J. Harshman	7337	*

Neil W. Hayslett	167,8178	6.7%

Richard S. Myers	17,5429	*

Michael W. Pugh	4,61310	*

Christopher S. Runion	3,78211	*

Ronald E. Wampler	20,55312	*

Dean W. Withers	18,64013	*

Directors and executive officers as a group (11 persons)	285,40214	11.4%
__________________________

*Less than one percent (1%)

1Numbers rounded to next whole share

2Based on 2,502,770 shares of common stock issued and outstanding on July 30, 2013.

3Includes 2,256 shares owned directly, 5,630 shares owned jointly with his spouse, 455 shares indirectly held for Mr. Caplinger’s children, 1,114 shares in Mr. Caplinger’s Traditional IRA and 167,085 shares owned by the Company’s Stock Bonus Plan over which Mr. Caplinger and Neil W. Hayslett have voting power in their capacity as plan trustees.

4Includes 5,786 shares owned directly, 6,695 shares owned jointly with his spouse, 241 shares owned by his spouse, 268 shares owned by Mr. Cline’s Roth IRA, 789 shares owned by Mr. Cline’s traditional IRA and 265 shares owned by his spouse’s Roth IRA.

5Includes 9,677 shares owned directly, 1,439 shares owned by Mr. Crist’s IRA, 140 shares owned by Mr. Crist’s Roth IRA, 11,000 shares owned by his personal 401(k) plan.

6Includes 3,204 shares owned directly, 1,572 shares owned jointly with her spouse, 592 shares owned by Mrs. Fitzwater’s husband’s traditional IRA and 599 shares owned by Mrs. Fitzwater’s traditional IRA.

7Includes 600 shares owned directly and 133 shares owned jointly with his spouse.

8Includes 630 shares owned directly, 102 shares owned jointly with Mr. Hayslett’s children and 167,085 shares owned by the Company’s Stock Bonus Plan over which Mr. Hayslett and Larry A. Caplinger have voting power in their capacity as plan trustees.

9Includes 4,800 shares owned directly and 12,742 shares owned by Mr. Myers’ IRA.

10Includes 662 shares owned directly, 564 shares owned jointly with his spouse, 1,314 shares held by a simplified employee plan for Mr. Pugh’s benefit and 2,073 shares held in Mr. Pugh’s mother’s account over which he has trading authority.

11Includes 930 shares owned directly, 400 shares owned jointly with his spouse and 2,452 shares held in Mr. Runion’s IRA.

12Includes 20,053 shares owned directly and 500 shares owned by his spouse.

13Includes 2,563 shares owned directly, 3,867 shares owned by Mr. Withers’ Traditional IRA, 510 owned by Mr. Withers’ Roth IRA, 9,971 shares allocated to Mr. Withers in the Company’s Stock Bonus Plan and 1,729 shares owned by his spouse.

14Includes 167,085 shares owned by the Company’s Stock Bonus Plan over which Neil Hayslett and Larry A. Caplinger have voting power in their capacity as plan trustees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Except for Larry A. Caplinger and Neil W. Hayslett as disclosed above under “Security Ownership of Management,” management of the Company knows of no person who has beneficial ownership of 5% or more of the outstanding Common Stock as of July 30, 2013.

FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” or other statements concerning opinions or judgment of the Company and its management about future events.

Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits.

SHAREHOLDER PROPOSALS

Under SEC regulations, any shareholder desiring to make a proposal to be acted upon at the 2014 annual meeting of shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, at its principal executive offices, P. O. Box 1111, Timberville, Virginia 22853, no later than December 13, 2013, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. The Company anticipates holding the 2014 annual meeting of shareholders on May 10, 2014.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2014 annual meeting of shareholders, notice of the nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2014 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2014 annual meeting of shareholders, notice of the proposed business must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2014 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of May 10, 2014 for the 2014 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 11, 2014 and no earlier than February 9, 2014.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those described in this proxy statement that may be presented for action at the Special Meeting. However, if other matters do properly come before the Special Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

WHERE YOU CAN FIND MORE INFORMATION

Upon receipt of a written request of any person who, on the record date, was record owner of shares of Common Stock or who represents in good faith that he or she was on such date the beneficial owner of shares of Common Stock entitled to vote at the Special Meeting, we will furnish to such person, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2012 and its quarterly reports on Form 10-Q and the exhibits thereto required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Any such request should be made in writing to Neil W. Hayslett, Chief Financial Officer, F & M Bank Corp., P.O. Box 1111, Timberville, Virginia 22853.  The Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q are not part of the proxy solicitation materials.

By Order of the Board of Directors

/s/ Larry A. Caplinger

Larry A. Caplinger, Secretary
August 14, 2013

APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
F & M BANK CORP.
~~(Restated in electronic format only)~~
1.           The name of the corporation is

F & M BANK CORP.

2.           The purpose of the corporation is to conduct any business not required to be specifically stated herein.

3.           The corporation shall have authority to issue 6,000,000 shares of ~~the~~common stock, par value ~~of~~$5.00 each, and 2,000,000 shares of preferred stock, par value $5.00 each.

4.           No stockholder shall have the preemptive right to subscribe to additional shares of capital stock of the corporation or to securities convertible into such shares or to options, warrants or rights to subscribe to such shares.

5.   ~~The address of the initial registered office of the corporation shall be Box F, Timberville, Virginia 22853, in the County of Rockingham, and the initial registered agent shall be Dan B. Todd, who is a resident of Virginia and a Director of the corporation and whose business address is the same as the address of the initial registered office of the corporation.~~Authority is expressly vested in the Board of Directors to divide the preferred stock into and issue the same in series and, to the fullest extent permitted by law, to fix and determine the preferences, limitations and relative rights of the shares of any series so established, and to provide for the issuance thereof.

Prior to the issuance of any share of a series of preferred stock, the Board of Directors shall establish such series by adopting a resolution setting forth the designation and number of shares of the series and the preferences, limitations and relative rights thereof, and the corporation shall file with the Commission articles of amendment as required by law, and the Commission shall have issued a certificate of amendment.

6.    ~~The initial number of the Directors shall be nine.~~Except as otherwise fixed by any articles of amendment adopted by the Board of Directors pursuant to Paragraph 5 relating to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of the directors of the corporation shall be fixed from time to time by or pursuant to the Bylaws of the corporation.
     ~~Their names and addresses are:~~

~~Name~~	~~Address~~
~~Randall R. Dean~~	~~403 E. Rockingham Drive~~
~~Elkton, VA 22827~~
~~Justin W. Dove~~	~~Route 3, Box 64-B~~
~~Broadway, VA 22815~~
~~Robert L. Halterman~~	~~P.O. Box 193~~
~~Broadway, VA 22815~~
~~George A. Heitz~~	~~525 Fairway Drive~~
~~Harrisonburg, VA 22801~~
~~Welty H. Hensley~~	~~P.O. Box 65~~
~~Elkton, VA 22827~~
~~Lawrence H. Hoover, Jr.~~	~~111 Campbell Street~~
~~Harrisonburg, VA 22801~~
~~Robert E. Plecker~~	~~Box 49~~
~~Harrisonburg, VA 22801~~
~~Samuel S. Shank~~	~~P.O. Box 66~~
~~Broadway, VA 22815~~
~~Dan B. Todd~~	~~Route 2, Box 203~~
~~Timberville, VA 22853~~
7.           No Director of the corporation shall be removed from his office as a Director except by the affirmative vote of the holders of 80 percent of the shares of the corporation’s capital stock, issued, outstanding and entitled to vote.

8.           Except as set forth below, the affirmative vote of holders of 80 percent of the shares of the corporation’s capital stock, issued, outstanding and entitled to vote shall be required to approve any of the following:

a.)	any merger or consolidation of the corporation with or into any other corporation; or
b.)	any share exchange in which a corporation, person or entity acquires the issued or outstanding shares of capital stock of the corporation pursuant to a vote of shareholders; or
c.)
any issuance of shares of the corporation that results in the acquisition of control of the corporation by any person, firm or corporation or group of one or more thereof that previously did not control the corporation; o

d.)
any sale, lease, exchange, mortgage, pledge or other transfer, in one transaction or a series of transactions, of all, or substantially all, of the assets of the corporation to any other corporation, person, or entity; or

e.)	the adoption of a plan for the liquidation or dissolution of the corporation proposed by any other corporation, person or entity; or
f.)	any proposal in the nature of a reclassification or reorganization that would increase the proportionate voting rights of any other corporation, person or entity; or
g.)
any transaction similar to, or having similar effect as, any of the foregoing transactions, if, in any such case, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of more than 5 percent of the shares of capital stock of the corporation issued, outstanding and entitled to vote.

I

    If any of the transactions identified above in this Paragraph 8 is with a corporation, person or entity that is not the beneficial owner, directly or indirectly, of more than 5 percent of the shares of capital stock of the corporation issued, outstanding and entitled to vote, then the affirmative vote of holders of more than two-thirds of the shares of the corporation’s capital stock issued, outstanding and entitled to vote shall be required to approve any of such transactions.

The Board of Directors of the corporation shall have the power and duty to determine, for purposes of this Paragraph 8, on the basis of information known to the Board, if and when such other corporation, person or entity is the beneficial owner, directly or indirectly, of more than 5 percent of the shares of capital stock of the corporation issued, outstanding and entitled to vote and/or if any transaction is similar to, or has a similar effect as, any of the transactions identified above in this Paragraph 8. Any such determination shall be conclusive and binding for all purposes of this Paragraph 8. The provisions of this Paragraph 8 shall not apply to any transaction which is approved in advance by a majority of those Directors (a) who were Directors before the corporation, person or entity acquired beneficial ownership of five percent (5%) or more of the shares of capital stock of the corporation and who are not affiliates of such corporation, person or entity and (b) who became Directors at the recommendation of the Directors referred to in (a) above.

9.           The Board of Directors of the corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the corporation, (b) merge or consolidate the corporation with another corporation, (c) purchase or otherwise acquire all or substantially all of the properties and assets of the corporation, or (d) engage in any transaction similar to, or having similar effects as, any of the foregoing transactions, shall, in connection with the exercise of its judgment in determining what is in the best interests of the corporation and its shareholders, give due consideration to all relevant factors, including without limitation the social and economic effects of the proposed transaction on the depositors, employees, suppliers, customers and other constituents of the corporation and its subsidiaries and on the communities in which the corporation and its subsidiaries operate or are located, the business reputation of the other party, and the Board of Directors’ evaluation of the then value of the corporation in a freely negotiated sale and of the future prospects of the corporation as an independent entity.

10.           Section 1. Limitation or Elimination of Liability. A director or officer of the corporation shall not be liable to the corporation or its shareholders for any monetary damages, to the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers.

Section 2. Indemnification for Liability. The corporation shall indemnify any director or officer of the corporation who is or was a party to any proceeding by reason of the fact that he is or was such a director or officer, and shall indemnify any director or officer of the corporation who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other profit or non-profit enterprise, against all liabilities and expenses incurred in the proceeding,except such liabilities and expenses as are incurred because of his willful misconduct or knowing violation of the criminal law.

Section 3. Advance for Expenses. The corporation, upon request of an officer or director who is a party to any proceeding, shall determine whether the facts then known to those making the determination would preclude indemnification under the provisions of this Article, and if they would not, shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of (i) a written statement of his good faith belief that he has met the standard of conduct described in Va. Code Section 13.1-697 as amended; and, (ii) a written undertaking, executed personally or on behalf of the director or officer, to repay the advance if it is ultimately determined that he did not meet the standard of conduct, such undertaking being an unlimited general obligation which need not be secured and may be accepted without reference to financial ability to make repayment.

Section 4. Determination to Indemnity. Subject to the provisions of Section 7 of this Article, a determination to make advances, reimbursements, or indemnifications to a director or officer under Sections 2 and 3 of this Article shall be made, in the first instance, by a majority vote of a quorum of the Board of Directors, such quorum consisting of disinterested directors. If a quorum consisting of disinterested directors cannot be obtained, then the determination shall be made by majority vote of a committee designated by the Board of Directors (in which designation interested directors may participate), the committee to consist solely of two or more disinterested directors. If such a committee cannot be designated, the determination shall be made by special legal counsel selected by majority vote of the Board of Directors (in which selection interested directors may participate). Notwithstanding any other provision of this Article, in any instance, the determination to indemnify a director or officer may be made by vote of the shareholders, except that any shares owned, or voted under the control of, directors of officers who are parties to the proceeding may not be voted.

           Section 5. Indemnification of Agents and Employees. The corporation may indemnify and make advances and reimbursements to any person not specified in Section 2 of this Article who was or is a party to any proceeding by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other profit or non-profit enterprise, to the same extent as if such person was specified as one to whom indemnification is granted in Section 2. The provisions of Sections 2 through 4 of this Article shall be applicable to any indemnification, determination, advancements and reimbursements provided pursuant to this Section.

Section 6. Indemnification Insurance. The corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article, and also may procure insurance in such amounts as the Board of Directors may determine on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other profit or non-profit enterprise, against any liability asserted against or incurred by such person in any such capacity, or arising from this status as such, whether or not the corporation would have power to indemnify him against such liability under the provisions of this Article.

Section 7. New Majority of the Board of Directors. If there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification, or advancement or reimbursement of expenses with respect to any claim for indemnification, made pursuant to Sections 2 or 5 of this Article shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

Section 8. Applicability of this Article. The provisions of this Article shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken, or failure to act, before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal. References in this Article to directors, officers, employees or agents shall include former directors, officers, employees and agents and their espective heirs, executors and administrators.

11.           The Directors shall be divided into three Classes, A, B, and C, as nearly equal in number as possible. Commencing with the election of Directors at the Annual Meeting of shareholders in 1990, the term of each Director shall be determined by placing the names in alphabetical order and designating the first named Director as a Class A Director, the second named Director as a Class B Director, the third named Director as a Class C Director, and so forth throughout the list of Directors. The initial term of office for members of Class A shall expire at the Annual Meeting in 1991; the initial term of office for members of Class B shall expire at the Annual Meeting of shareholders in 1992; and the initial term of office for members of Class C shall expire at the Annual Meeting of shareholders in 1993. At each Annual Meeting of shareholders following the initial classification and election of Directors, elections of Directors whose terms are expiring, or Directors elected to succeed those Directors, except for their initial election, shall be elected for a term of office to expire at the third succeeding Annual Meeting of shareholders after their election and shall continue to hold office until their respective successors are elected and qualify. However, any Director appointed between Annual Meetings of shareholders shall be appointed for a term to expire at the next Annual Meeting of shareholders and shall be elected at the next Annual Meeting of shareholders to a term to expire consistent with the classification of the Director being replaced. In the event of any increase or decrease in the number of Directors fixed by the Bylaws, all classes of Directors shall be increased or decreased as equally as possible.

12.           The provisions of Paragraphs 7 through 12 of these Articles may not be amended, nor shall an amendment be adopted that is inconsistent with any of the provisions of such Paragraphs 7 through 12 hereof, except upon the affirmative vote of the holders of at least eighty percent (80%) of the shares of the corporation’s capital stock, issued, outstanding and entitled to vote.

~~Dated: June 8, 1989~~	~~Dan B. Todd~~

~~Incorporator~~

~~Lawrence H. Hoover, Jr.~~

~~Incorporator~~

II

(Form of Proxy)
REVOCABLE PROXY

F & M BANK CORP.

Special Meeting of Shareholders, September 26, 2013

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:
Call Toll-Free on a Touch-Tone
Phone anytime prior to 3 a.m., September 26, 2013.

To Vote by Internet:
Go to prior to 3 a.m., September 26, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Please check this box if you plan to attend the Special Meeting	☐

Mark here for address change	☐

ONLINE SPECIAL MEETING MATERIALS:
http://www.snl.com/irweblinkx/GenPage.aspx?IID=1017974&GKP=203204

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

FOLD HERE IF YOU ARE VOTING BY MAIL – PLEASE DO NOT DETACH

☒
PLEASE MARK VOTES AS IN THIS EXAMPLE

The Board of Directors recommends a vote “FOR” the following proposals

1.	To act upon a proposed amendment and restatement of the Company’s Articles of Incorporation to authorize the issuance of up to 2,000,000 shares of preferred stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.           To act on a proposal to adjourn the special meeting to allow time for further solicitation of proxies, in the event there are insufficient votes represented in person or by proxy at the special meeting to approve the amendment proposal.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please be sure to date and sign this proxy card in the box below.

Date Signed:

Print Name	Signature

Print Name	Signature

Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. Please sign the Proxy in the name or names shown on your stock certificate. If signing as a trustee, executor, etc., please so indicate.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas L. Cline, Ellen R. Fitzwater and Dean W. Withers, any or all of whom may act, with full power of substitution, as proxies to vote, as designated below, at a Special Meeting of Shareholders to be held at the Company’s headquarters, 205 South Main Street, Timberville, Virginia 22853 on September 26, 2013 at 5:30 p.m. and at any adjournment thereof, the shares of F & M Bank Corp. common stock held of record by the undersigned as of August 7, 2013.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.